UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2016

Alcoa Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-37816	81-1789115
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Park Avenue, New York, New York 10022-4608

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 518-5400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 1, 2016 Alcoa Corporation (“Alcoa”) published a slide presentation with supplemental financial information relating to Alcoa’s financial results for the third quarter and nine months ended September 30, 2016. A copy of the presentation is attached hereto as Exhibit 99.1, and is incorporated herein by reference. In addition, the presentation is available on Alcoa’s website at www.alcoa.com. Alcoa intends to make future announcements regarding company developments and financial performance through its website, and investors, the media, our customers, business partners and others interested in Alcoa are encouraged to review the information Alcoa posts on its website.

The information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 is being furnished, not filed, in accordance with the provisions of General Instruction B.2 of Form 8-K. Accordingly, the information in Item 7.01 of Form 8-K and in Exhibit 99.1 will not be incorporated by reference into any registration statement filed by Alcoa under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Presentation dated December 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alcoa Corporation

Date: December 1, 2016	By:	/s/ Jeffrey D. Heeter
Jeffrey D. Heeter
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Presentation dated December 1, 2016